UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 7, 2007
Date of Report (Date of earliest event reported)
Argo Group International Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-15259 (Commission File No.)	98-0214719 (I.R.S. Employer Identification No.)

PXRE House	P.O. Box HM 1282
110 Pitts Bay Road	Hamilton HM FX
Pembroke HM 08	Bermuda
Bermuda
(Address, including zip code,	(Mailing address)
of principal executive offices)
(441) 296-5858
(Registrant’s telephone number, including area code)
PXRE Group Ltd.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On August 7, 2007 Argo Group International Holdings, Ltd. (“Argo Group”), formerly known as PXRE Group Ltd. (“PXRE”), issued a press release announcing the completion of the merger of PXMS Inc. (“Merger Sub”), a wholly owned subsidiary of PXRE, with and into Argonaut Group, Inc. (“Argonaut”), with Argonaut continuing after the merger as the surviving corporation and a wholly owned subsidiary of Argo Group, as contemplated by the Agreement and Plan of Merger, dated as of March 14, 2007 and amended and restated as of June 8, 2007 (the “Merger Agreement”), by and among PXRE, Merger Sub and Argonaut.
As indicated in the press release, pursuant to the Merger Agreement and after giving effect to a one for ten reverse share split of Argo Group common shares, each Argonaut stockholder received 0.6484 Argo Group common shares in exchange for each of their shares of Argonaut common stock. Argo Group common shares will trade on the NASDAQ Global Select Market under the ticker symbol “AGII.” Initially, a fifth character “D” will be appended to the “AGII” symbol for 20 trading days to reflect the one for ten reverse share split.
The press release also (i) announced the appointment of certain officers of Argo Group, (ii) announced that Argo Group will conduct a single conference call to discuss the completed merger and certain financial results of PXRE and Argonaut and that such conference call replaces previously scheduled separate calls announced by PXRE and Argonaut and (iii) included certain pro forma financial information for Argo Group. A copy of the press release is furnished herewith as Exhibit 99.1.
On August 7, 2007 Argo Group issued a press release announcing that it will conduct a single conference call to discuss the completed merger and certain financial results of PXRE and Argonaut. The single conference call replaces previously scheduled separate calls announced by PXRE and Argonaut. A copy of the press release is furnished herewith as Exhibit 99.2.
On August 7, 2007 Argo Group issued a press release announcing the appointment of certain officers of Peleus Reinsurance Ltd., a wholly owned subsidiary of Argo Group. A copy of the press release is furnished herewith as Exhibit 99.3.
This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By furnishing this information on this Current Report on Form 8-K, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 7, 2007.

99.2	Press Release dated August 7, 2007.

99.3	Press Release dated August 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Argo Group International Holdings, Ltd. (Registrant)

By:	/s/ Robert P. Myron

Name:	Robert P. Myron

Title:	Chief Financial Officer
Date: August 7, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 7, 2007.

99.2	Press Release dated August 7, 2007.

99.3	Press Release dated August 7, 2007.